BLACKROCK FUNDS III
BlackRock Cash Funds: Treasury
(the “Fund”)
Supplement dated September 29, 2023 to the Capital Shares, Institutional Shares,
Premium Shares, Select Shares and Trust Shares Summary Prospectuses,
Prospectuses and Statement of Additional Information of the Fund, each dated
April 28, 2023, as supplemented to date:
The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that (1) remove the ability of money market funds to impose redemption gates except when liquidating, (2) remove a money market fund’s level of weekly liquid assets as a determining factor governing whether a money market fund may or must impose a liquidity fee and (3) allow stable net asset value money market funds, subject to Board approval and shareholder disclosures, to permit share cancellation (sometimes also referred to as “reverse distribution”) mechanisms to be used to maintain a stable price per share during times when the U.S. is experiencing negative interest rates. The compliance date for these amendments is October 2, 2023. Additional amendments to the rules governing money market funds will need to be complied with at different times over the next year.
Consequently, effective October 2, 2023, the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are amended as follows:
The section of each Summary Prospectus and Prospectus entitled “Key Facts About BlackRock Cash Funds: Treasury—Principal Risks of Investing in the Fund” and “Fund Overview—Key Facts About BlackRock Cash Funds: Treasury—Principal Risks of Investing in the Fund” is hereby amended to delete the first paragraph thereof in its entirety and replace it with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. The following is a summary description of principal risks of investing in the Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.
The eighth paragraph of the section of each Prospectus entitled “Details About the Fund—How The Fund Invests” is hereby deleted in its entirety and replaced with the following:
The Trust’s Board of Trustees (the “Board”) has chosen not to subject the Fund to discretionary liquidity fees.
The first paragraph of the section of each Prospectus entitled “Details About the Fund—Investment Risks” is hereby deleted in its entirety and replaced with the following:
Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The section of the Statement of Additional Information entitled “Distributions and Taxes—Sales of Fund Shares” is hereby amended to add the following as the second paragraph of such section:
Should a negative interest rate scenario ever occur that causes a government money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable NAV of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. After a cancellation of shares, the basis of eliminated shares would be added to the basis of shareholders’ remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above. However, due to a lack of guidance regarding the cancellation of shares, the tax consequences of such cancellation of shares to the Fund and the shareholders is unclear and may differ from that described in this section.
The section of the Statement of Additional Information entitled “Investments and Risks” is hereby amended to add a new section entitled “Negative Interest Rate Scenarios” in the proper alphabetical order as follows:
Negative Interest Rate Scenarios. Should a negative interest rate scenario ever occur that causes a government money market fund to have a negative gross yield, the fund may account for the negative gross yield by either using a floating NAV or a reverse distribution mechanism that seeks to maintain a stable net asset value of the fund by cancelling shareholders’ shares in the amount of the negative gross yield. If a fund converts to a floating NAV, any losses the fund experiences due to negative interest rates will be reflected in a declining NAV per share. Under a reverse distribution mechanism, shareholders in a fund would observe a stable share price but a declining number of shares for their investment. This means that such an investor would lose money when the fund cancels shares. In either situation, the Board will need to determine that the approach is in the best interests of the fund and will need to ensure shareholders are provided adequate disclosures around the consequences of the approach chosen by the Board for the fund.
Shareholders should retain this Supplement for future reference.
PR2SAI‑CF‑0923SUP

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